Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of First Community Financial Corporation, (the “Company”) for the period ended June 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, Jody D. Graybill, President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company as of and for the period covered by the Report.

Date: August 12, 2010	By:	/s/ Jody D. Graybill
Jody D. Graybill,
President
(Principal Executive Officer)